UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 29, 2010

SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

760 Hopmeadow Street, P.O. Box 248, Simsbury, CT	06070
(Address of Principal Executive Offices)	(Zip Code)

(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2010, SBT Bancorp, Inc.’s operating subsidiary, The Simsbury Bank & Trust Company (the “Bank”), entered into a Change in Control Severance Agreement (the “2010 Change in Control Agreement”) with Anthony Bisceglio (the “Executive”).  The 2010 Change in Control Agreement supersedes the prior Change in Control Agreement, dated July 30, 1999, by and between the Bank and the Executive, as amended as of December 31, 2008.

Pursuant to the 2010 Change in Control Agreement, in the event the Executive is terminated by the Bank without Cause (as defined in the 2010 Change in Control Agreement) or the Executive resigns for Good Reason (as defined in the 2010 Change in Control Agreement) upon a Change in Control (as defined in the 2010 Change in Control Agreement) or during the remainder of the month in which a Change in Control occurs and 12 months thereafter, the Executive will be entitled to, among other benefits, the following:  (i) a lump sum payment equal to two times the sum of (a) the greater of the Executive’s annual base salary in effect immediately prior to the Change in Control or the Executive’s annual base salary in effect at the time a notice of termination is given and (b) the greater of the Executive’s annual target bonus for the year in which the Change in Control occurs or the Executive’s annual bonus for the year immediately preceding the year in which the Change in Control occurs; (ii) accelerated vesting of his stock options, restricted stock and any other performance related incentive compensation awards; and (iii) 24 months of health insurance benefits on the same terms as were provided prior to termination of employment.

The 2010 Change in Control Agreement shall continue in effect through December 31, 2011 and commencing on January 1, 2012 and for each January 1 thereafter, the 2010 Change in Control Agreement shall be automatically extended for one additional year unless the Bank or the Executive gives notice to the other party no later than September 30th of the preceding year that the 2010 Change in Control Agreement will not be extended.

The foregoing summary of the 2010 Change in Control Agreement is not complete and is qualified in its entirely by reference to the full text of the 2010 Change in Control Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Change in Control Agreement, dated December 29, 2010, by and between The Simsbury Bank & Trust Company and Anthony F. Bisceglio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

By: /s/ Martin J. Geitz
Title: President and Chief Executive Officer

Dated:  December 29, 2010

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Change in Control Agreement, dated December 29, 2010, by and between The Simsbury Bank & Trust Company and Anthony F. Bisceglio.